EXHIBIT 10.1

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT, AS INDICATED BY “XXX”, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

May 28, 2003

SUPPLY AGREEMENT

Panera, LLC & Jones Soda Co.

THIS SUPPLY AGREEMENT (hereinafter referred to as this “Supply Agreement”) is entered into as of the day and year first above written, by and between PANERA, LLC, a Delaware limited liability company with a principal place of business at 6710 Clayton Road, Richmond Heights, Missouri 63117 (hereinafter referred to as “PANERA”) and Jones Soda Co., a Washington corporation with a principal place of business at 234 Ninth Avenue North, Seattle, WA 98109 (hereinafter referred to as “SELLER”).

RECITALS:

PANERA is in the business of owning, operating and franchising the right to own and operate Panera Bread bakery-cafes and Saint Louis Bread Co. bakery-cafes (“Bakery-Cafes”).

SELLER is in the business of manufacturing, warehousing and distributing certain Goods, (as hereinafter defined).

SELLER wishes to sell the Goods to PANERA and/or Panera Distributors (as hereinafter defined).

In consideration of the mutual promises hereinafter set forth and subject to the following terms and conditions, PANERA and SELLER intending to be legally bound, agree as follows:

ARTICLE I

PURCHASE AND SALE OF GOODS

1.01 Performance; Definitions. SELLER agrees to manufacture, sell and distribute Goods manufactured in accordance with the Specifications, as hereinafter defined, pursuant to the terms and conditions of this Supply Agreement and the General Terms and Conditions attached hereto and incorporated herein by reference (hereinafter referred to as the “General Terms and Conditions”). For purposes hereof, the following terms shall be defined as follows:

“Goods” shall mean those goods as listed on SCHEDULE I hereto, as may be amended from time to time by PANERA, to be manufactured by SELLER for sale to PANERA or Panera Distributors; and which contain Specifications;

“Affiliates” shall mean, with respect to any Person, any Person directly or indirectly controlling, controlled by, or under common control with such other Person. For purposes of determining whether a Person is an Affiliate, the term “control” shall mean possession, directly or indirectly, or the power to direct or cause the direction of the management and policies of a Person, whether through ownership of securities, by virtue of the office held by such Person, by contract or otherwise;

“BUYER” shall mean Panera or any Panera Distributor;

“Distribution Centers” shall mean those centers identified on SCHEDULE II;

“Panera Distributor(s)” shall mean those distributors identified on SCHEDULE II as may be amended from time to time;

“Person” shall mean an individual, a corporation, a general partnership, a limited partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof;

“Specifications” shall mean the specifications, set-up sheets, artwork, photos, drawings and other materials provided to SELLER by PANERA from time to time, produced by SELLER at PANERA’s direction, or otherwise used in connection with the production of custom labels for the Goods, and in each case such Specifications shall [XXX]. In the event that [XXX], then [XXX] shall be [XXX].

“Stock Out Shortage” shall mean the inability of SELLER to fill an order for Goods placed by PANERA or a Panera Distributor due solely to a failure by SELLER to maintain sufficient inventories of Goods to fill an order and SELLER’s inability to fill orders due to defective Goods caused by the SELLER.

1.02 Supply Requirements. SELLER recognizes the importance of a reliable source of supply of Goods. SELLER shall maintain levels of inventory of Goods based upon current and future demands of PANERA and the Panera Distributors during the Term of this Supply Agreement. SELLER agrees that it will manufacture and sell sufficient Goods to meet forecasts for such Goods as provided by Panera upon entering into this Supply Agreement with minimum manufacturing requirements per flavor as set forth in Schedule IV. SELLER acknowledges that the Goods may contain markings exclusive to PANERA and SELLER is granted a limited license during the Term to distribute the Goods in accordance with the terms of this Supply Agreement. SELLER will not adopt or use any proprietary markings in any manner whatsoever except as authorized by PANERA. In order to preserve the proprietary nature of such markings on the Goods, SELLER shall not distribute any Goods that contain such markings to any parties other than PANERA and Panera Distributors. PANERA recognizes that [XXX], and Seller [XXX] and therefore PANERA agrees to [XXX] and [XXX] of [XXX] which [XXX] . SELLER agrees that all Goods that contain markings will be sold to PANERA and Panera Distributors on a first in first out basis. SELLER also recognizes that PANERA may alter the Specifications for the Goods from time to time as provided in Section 1.03. SELLER shall provide PANERA with proofs of Goods incorporating the Specifications for approval by PANERA prior to production of any Goods. SELLER shall not manufacture final Goods until it receives signed and dated approval by PANERA for all proofs of the Goods.

1.03 Specifications. PANERA shall provide SELLER with Specifications necessary to create custom labels for the Goods. Panera may change the Specifications for the labels up to four times during each calendar year, at time(s) determined by Panera. Panera will provide Seller with all necessary third party consents and releases for use of any text or photos incorporated into the Specifications in the formats shown in Exhibit 1 and Exhibit 2.

1.04 Defective Goods. If there are any defects in any Goods or their packaging or if SELLER fails to follow the Specifications for the Goods, then PANERA shall have the right, immediately and at its sole option, to withdraw such Goods from the Panera Distributors. PANERA shall notify SELLER of such withdrawal, and SELLER shall immediately cease distribution of such Goods. If directed by PANERA, SELLER shall recall or reacquire any defective Goods. If any recall is caused by technical defects in Specifications, then PANERA or Panera Distributors shall reimburse SELLER for the expenses incident to the recall. Conversely, if the recall is caused by SELLER, then SELLER shall bear its total expenses of such recall and reimburse PANERA or Panera Distributors for any expenses they may have incurred.

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS PAGE, AS INDICATED BY “XXX”, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED SEPARATELY WITH THE SEC.

1.05 Failure to Supply. SELLER and PANERA recognize that the Goods are unique and PANERA will not have the ability to substitute the Goods with like goods from the marketplace. Therefore, in the event of a Stock Out Shortage, other than a Stock Out Shortage caused by ordering errors of PANERA or Panera Distributors, then SELLER shall provide comparable Goods from SELLER’S Inventories to the extent that SELLER is unable to supply such Goods and the price of the comparable goods shall be equal to SELLER’S cost. Such price shall not Include any additional expenses incurred by SELLER. SELLER shall pay any additional expenses that may be necessary to distribute the substitute goods in accordance with the original order for the Goods (e.g., expedited shipping costs).

1.06 [XXX] and [XXX]. SELLER shall [XXX] in [XXX] during the Term of this Agreement. SELLER shall be responsible for the [XXX]. [XXX] to the [XXX] shall [XXX] upon [XXX] to a [XXX] and PANERA shall be responsible for [XXX].

ARTICLE II

FORECASTS

2.01 Forecasts. Upon execution of this Supply Agreement, PANERA will supply SELLER with a nonbinding, rolling forecast for the Goods to be purchased during the Term of this Supply Agreement. SELLER shall maintain sufficient inventory levels to meet the fluctuations of demands for the Goods with minimum manufacturing requirements for the Goods as set forth on SCHEDULE IV attached hereto.

ARTICLE III

ORDERS

3.01 Issuance of Orders. From time to time, PANERA or Panera Distributors will issue orders in the form adopted by them from time to time for such purpose (hereinafter referred to as an “Order” or “Orders” as the context requires) for the Goods to SELLER. Purchase orders for Panera Distributors will be generated from the offices identified on Schedule II. Each Order shall contain a description of the Goods, the quantities, and the time, place and manner of delivery. SELLER shall have the lead times listed on SCHEDULE II to fill any Order issued hereunder.

3.02 Acceptance of Orders. Orders will be in writing and will be communicated to SELLER via fax, telephone, telecopy, mail, electronic mail or such other method as is normally employed by PANERA or the Panera Distributors and will be deemed to have been accepted by SELLER upon the first to occur of the following: SELLER’s first shipment or other tender thereunder, upon written acceptance thereof by SELLER, or upon SELLER’s failure to deliver written objection to an Order within three (3) calendar days of SELLER’s receipt thereof.

3.03 Changes to Orders. PANERA or Panera Distributors shall have the right at any time to change any Order (whether by adjustment order or otherwise) within the designated lead time for orders as shown on Schedule II. PANERA shall have the exclusive right to change packaging of the Goods. PANERA or a Panera Distributor shall have the right, at any time, to change any Order as to delivery or means of shipment, provided however that SELLER shall advise PANERA of any requests from a Panera Distributor to change means of shipment or delivery. If any such change will result in either additional cost to SELLER or a delay in delivery, SELLER shall immediately inform BUYER of such fact and BUYER and SELLER will agree upon an adjustment In the terms of the Order to reflect the change.

3.04 Controlling Terms. SELLER acknowledges and agrees that the terms of this Supply Agreement shall control over any inconsistent or contradictory terms contained in any Order issued pursuant to this Supply Agreement.

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS PAGE, AS INDICATED BY “XXX”, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED SEPARATELY WITH THE SEC.

ARTICLE IV

PRICE

4.01 Price List. The price for Goods, including but not limited to the price per unit, any price adjustment mechanisms and any rebates, shall be as listed in the price list attached hereto as SCHEDULE V. The pricing in SCHEDULE V shall be the firm fixed price for Term of this Supply Agreement.

ARTICLE V

TERMS OF PAYMENT

5.01 Timing of Payments. Payments shall be made in accordance with SELLER’s standard payment terms, as the same may change from time to time, but shall not require a payment term of less than net 30 days from the date of invoice.

5.02 Currency. Payment shall be made in United States dollars.

5.03 Invoices. SELLER shall issue invoices for all Orders filled. Invoices shall be sent directly to the party placing the order and must reference the purchase order number show unit and extended price and quantity on each item, and list the “ship to” address. The SELLER shall be responsible for determining the credit worthiness of each Panera Distributor and shall take full responsibility for obtaining payments from Panera Distributors. PANERA shall have no liability for payments required from Panera Distributors.

ARTICLE VI

DELIVERY

6.01 Shipping Terms. SELLER shall ship the Goods as provided in the applicable shipping instructions issued by PANERA or the Panera Distributor.

ARTICLE VII

SERVICES/EXCLUSIVITY

7.01 Services. For purposes hereof, the term “Services” shall mean those services, if any, to be furnished by SELLER in connection with the manufacture and sale of the Goods described in this ARTICLE VIl, including, but not limited to, the Services as listed on SCHEDULE VI hereto.

7.02 [XXX]. SELLER shall [XXX] to the [XXX] and also [XXX] that [XXX]. Such [XXX] will be [XXX] to be [XXX] for purposes of this Supply Agreement. If PANERA requests that the SELLER [XXX] and the [XXX] that the [XXX], [XXX] in the [XXX] or is [XXX], and as [XXX], and if [XXX] is [XXX], SELLER agrees that [XXX] will be [XXX] and [XXX]. If PANERA [XXX] and SELLER [XXX], PANERA may [XXX] .

ARTICLE VIII

AFFIRMATIVE COVENANT OF SELLER

8.01 Financial Statements and Other Information. Until the end of the Term of this Supply Agreement, SELLER shall maintain a system of accounting in accordance with GAAP applied on a consistent basis. SELLER shall maintain accurate and complete books and records with respect to all costs and freight costs relating to the Goods.

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS PAGE, AS INDICATED BY “XXX”, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED SEPARATELY WITH THE SEC.

8.02 Operations; Compliance with Standards and Law. SELLER shall operate its facilities in accordance with all applicable laws, rules and regulations, statutes and ordinances including but not limited to all environmental laws, rules, statutes, ordinances or regulations applicable to SELLER.

8.03 Liens and Encumbrances. Title to all Goods shall pass upon delivery to the the buyer. All Goods shall be free of any liens or encumbrances of any third party.

8.04 Change of Ownership or Control. SELLER agrees to notify PANERA of change in it’s ownership or control during the Term of this Supply Agreement.

8.05 Monthly Reporting. SELLER shall provide PANERA a monthly production report on last day of each calendar month.

ARTICLE IX

AUDIT AND INSPECTION RIGHTS

(Intentionally deleted by the parties.)

ARTICLE X

TERM AND TERMINATION

10.01 Duration. The term of this Supply Agreement shall be for a period of one (1) year from the date hereof (“Term”).

10.02 Termination by Either Party. Either party may terminate this Supply Agreement at any time, without waiving any legal rights or remedies it may otherwise have, effective immediately upon notice of termination or the expiration of any applicable cure period, upon the following conditions:

(A) Failure to Pay or Perform: A party fails to cure a breach of or default in any of its obligations to be paid or performed hereunder within thirty (30) days of written notice of such breach or default; or

(B) Breach of Confidentiality Terms: A party breaches or defaults in any of its obligations to be performed under Section 7—Confidential Information of the General Terms and Conditions. There shall be no cure period required for a termination right exercised under this provision; or

(C) Force Majeure: A party exercises its termination rights set forth in Section 14 of the General Terms and Conditions; or

(D) Bankruptcy: At the option of the unaffected party, upon the filing of a petition in bankruptcy by or on behalf of either party to this Supply Agreement, which petition is not dismissed within thirty (30) days of its filing; or

(E) General Assignment or Inability to Pay Debts: At the option of the unaffected party, upon the making of a general assignment for the benefit of creditors by either party or the failure or inability of a party to pay its debts as they become due; or

(F) Receivership: At the option of the unaffected party, upon the appointment of a receiver, conservator or similar officer with respect to all or substantially all of the assets of either party, which appointment is not dismissed within thirty (30) days;

10.03 Termination by PANERA.

(A) In addition to the termination rights granted above, in the event that [XXX], PANERA may terminate this Supply Agreement upon [XXX] days written notice to SELLER.

(B) SELLER understands that PANERA is entering into this Agreement based upon [XXX]. PANERA reserves the right to terminate this Agreement if [XXX]. PANERA shall have the sole and absolute discretion to determine whether to exercise this termination option, provided however that PANERA shall give SELLER [XXX] days prior written notice of termination under this section.

10.04 Termination Process. Any termination right granted to PANERA under this Agreement may be exercised by PANERA in whole or in part with respect to the Goods and/or their distribution. In particular, PANERA may elect to terminate the Agreement by region and/or Distribution Center if necessary.

10.05 Effect of Termination. Upon the occurrence of an event of termination set forth in this Section, the party with the option to terminate shall have the right to terminate this Supply Agreement without liability to the other party for doing so. The termination of the Supply Agreement shall not affect any rights, claims or causes of actions which accrued to either party against the other during the term of the Supply Agreement, and a non-breaching party shall have full recourse against a breaching party for damages suffered as a result of the breach, except as otherwise limited by the terms of this Supply Agreement. Notwithstanding the foregoing, the following obligations shall survive termination of this Supply Agreement: (a) all representations and warranties given hereunder by either party; (b) all payment obligations hereunder, (c) Section 7 Confidential Information of the General Terms and Conditions and (d) all rights of indemnification under this Supply Agreement.

10.06 Repurchase of certain Goods. Upon termination of this Supply Agreement by either party for any reason, PANERA shall purchase all finished Goods in SELLER’s inventory at SELLER’s cost. PANERA shall arrange freight for shipment from SELLER’s to a point or points designated by PANERA.

ARTICLE XI

NOTICES

11.01 Notices. Any notice to be given hereunder shall be in writing and delivered personally, sent by telecopier, sent by reputable courier service, or sent by certified or registered mail, postage prepaid, return receipt requested, addressed to the party concerned at the following address:

If to PANERA:	With a copy to:

PANERA, LLC	PANERA, LLC

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS PAGE, AS INDICATED BY “XXX”, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED SEPARATELY WITH THE SEC.

If to SELLER:	With a copy to:

Jones Soda Co.	N/A
234 Ninth Avenue North	_______________________
Seattle, Washington 98109	_______________________

Attn: Peter van Stolk	Attn:

Telephone No.: 206-624-3357	Telephone No.:
Telecopier No.: 206-624-6857	Telecopier No.:

Either party may change its address for purposes of this Supply Agreement by notice given in compliance with this Article. All notices and communications given under this Article shall be deemed to have been given on the date of delivery if personally delivered, sent by facsimile or sent by reputable courier; or on the tenth (10th) day following the mailing thereof if sent by certified or registered mail, postage prepaid, return receipt requested mail.

IN WITNESS WHEREOF, the parties hereto have executed this Supply Agreement to be effective on the day and year first above written.

PANERA:		SELLER:

PANERA, LLC		JONES SODA CO.

BY:	/s/	BY:	/s/
NAME:		NAME:	Jennifer L. Cue
TITLE:		TITLE:	Chief Financial Officer
DATE: May 28, 2003		DATE:	May 28, 2003

SCHEDULE I

Description of the Goods

Corporate Jones Soda:

Root Beer (Slim Jones)

Black Cherry (Slim Jones)

Root Beer

FuFu Berry

Cream

Green Apple

Corporate Jones Naturals:

Limes with Orange

Berry White

D’Peach Mode

PANERA:		SELLER:

PANERA, LLC		JONES SODA CO.

BY:	/s/	BY:	/s/
NAME:		NAME: Jennifer L. Cue
TITLE:		TITLE: Chief Financial Officer
DATE: May 28, 2003		DATE: May 28, 2003

SCHEDULE II

Distribution Centers, Distributors, Purchase order Addresses

Distributor	Distribution Center
[XXX]	[XXX]	[XXX]
[XXX]	[XXX]	[XXX]
[XXX]	[XXX]	[XXX]
[XXX]	[XXX]	[XXX]
[XXX]	[XXX]	[XXX]
[XXX]	[XXX]	[XXX]
[XXX]	[XXX]	[XXX]
[XXX]	[XXX]	[XXX]

Purchase Order Addresses:
[XXX]	[XXX]
[XXX]	[XXX]
[XXX]	[XXX]
[XXX]	[XXX]
[XXX]	[XXX]

Order Lead Time:
[XXX] calendar days:

PANERA:		SELLER:

PANERA, LLC		JONES SODA CO.

BY:	/s/	BY:	/s/
NAME:		NAME: Jennifer L. Cue
TITLE:		TITLE: Chief Financial Officer
DATE: May 28, 2003		DATE: May 28, 2003

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS PAGE, AS INDICATED BY “XXX”, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED SEPARATELY WITH THE SEC.

SCHEDULE III

Specifications

See prior spec sheets approved during test market program.

PANERA:		SELLER:

PANERA, LLC		JONES SODA CO.

BY:	/s/	BY:	/s/
NAME:		NAME: Jennifer L. Cue
TITLE:		TITLE: Chief Financial Officer
DATE: May 28, 2003		DATE: May 28, 2003

SCHEDULE IV

Forecasts

Corporate Jones Soda:	*Minimum Manufacturing:

Root Beer (Slim Jones)	[XXX] cases (24-pack equivalent)
Black Cherry (Slim Jones)	[XXX] cases (24-pack equivalent)
Root Beer	[XXX] cases (24-pack equivalent)
FuFu Berry	[XXX] cases (24-pack equivalent)
Cream	[XXX] cases (24-pack equivalent)
Green Apple	[XXX] cases (24-pack equivalent)

Corporate Jones Naturals:

Limes with Orange	[XXX] cases (12-pack equivalent)
Berry White	[XXX] cases (12-pack equivalent)
D’Peach Mode	[XXX] cases (12-pack equivalent)

*	An over/under run of +/- 10% may occur during manufacture.

Minimum orders are [XXX] ([XXX] cases (24-pack case items); [XXX] (12-pack case items) or any combination of items that total [XXX]

Packaging and Shipping: All cartons or bales should be labeled “Panera” or “St. Louis Bread” with the size, item number (with UPC code), and description of bag and quantity. All packaging must contain a nationally accepted UPC scanable label on the exterior of the case packaging. Goods will be ordered in full pallet quantities. Pallet loads must be stretch-wrapped with labels on front and back. The 4-way pallet will be 40” x 48” in size. Delivery appointments must be made 24 hours before delivery.

BUYER:		SELLER:

PANERA, LLC		JONES SODA CO.

BY:	/s/	BY:	/s/
NAME:		NAME: Jennifer L. Cue
TITLE:		TITLE: Chief Financial Officer
DATE: May 28, 2003		DATE: May 28, 2003

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS PAGE, AS INDICATED BY “XXX”, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED SEPARATELY WITH THE SEC.

SCHEDULE V

Pricing

Corporate Jones Soda:

Root Beer (Slim Jones)	$[XXX] p/24-pack case
Black Cherry (Slim Jones)	$[XXX] p/24-pack case
Root Beer	$[XXX] p/24-pack case
FuFu Berry	$[XXX] p/24-pack case
Cream	$[XXX] p/24-pack case
Green Apple	$[XXX] p/24-pack case

Corporate Jones Naturals:

Limes with Orange	$[XXX] p/12-pack case
Berry White	$[XXX] p/12-pack case
D’Peach Mode	$[XXX] p/12-pack case

PANERA:		SELLER:

PANERA, LLC		JONES SODA CO.

BY:	/s/	BY:	/s/
NAME:		NAME: Jennifer L. Cue
TITLE:		TITLE: Chief Financial Officer
DATE: May 28, 2003		DATE: May 28, 2003

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS PAGE, AS INDICATED BY “XXX”, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED SEPARATELY WITH THE SEC.

SCHEDULE VI

Services

Creation of art plates, graphics and any other items necessary to produce Goods based upon Specifications provided by PANERA.

PANERA:		SELLER:

PANERA, LLC		JONES SODA CO.

BY:		BY:
NAME:		NAME:
TITLE:		TITLE:
DATE:	May 28, 2003	DATE: May 28, 2003

SCHEDULE VII

INSURANCE COVERAGE

Commercial General Liability:

Bodily Injury and Property Damage:	$1,000,000 per occurrence combined
$2,000,000 general aggregate

Personal Injury and Advertising Injury:	$1,000,000 any one person or organization

Products/Completed Operations:	$2,000,000 annual aggregate

Fire Legal Liability:	$1,000,000 any one fire

Automobile Liability:

Bodily Injury and Property Damage:	$1,000,000 per accident

Hired and Non-Owned Automobiles	$1,000,000 per accident

Workers Compensations:	STATUTORY

Employers Liability:	$500,000 per employee, bodily injury by disease $500,000 per employee, bodily injury per accident

Umbrella Liability:	$5,000,000 any one occurrence
$5,000,000 annual aggregate

PANERA:		SELLER:

PANERA, LLC		JONES SODA CO.

BY:	/s/	BY:	/s/
NAME:		NAME: Jennifer L. Cue
TITLE:		TITLE: Chief Financial Officer
DATE: May 28, 2003		DATE: May 28, 2003

GENERAL TERMS AND CONDITIONS ADDENDUM

THIS GENERAL TERMS AND CONDITIONS ADDENDUM is a part of the Supply Agreement dated May     , 2003 to which it is attached and incorporated in by reference (hereinafter referred to as the “Agreement”), by and between PANERA, LLC, a Delaware limited liability company with a principal place of business at 6710 Clayton Road, Richmond Heights, Missouri 63117, on behalf of itself and its subsidiaries, divisions and affiliates (hereinafter collectively referred to as “PANERA”) and Jones Soda Co., a                                      corporation with a principal place of business at 234 Ninth Avenue North, Seattle, WA 98109, on behalf of itself and its subsidiaries, divisions and affiliates (hereinafter collectively referred to as “SELLER”) and shall apply to such Agreement as though it were fully set forth in such Agreement. Capitalized terms used in this Agreement shall have the meaning set forth in the Supply Agreement unless specifically defined in this Agreement.

General Terms and Conditions

1. Title; Risk of Loss. Title and risk of loss to Goods shall pass from SELLER upon delivery of the Goods by SELLER to the Distribution Centers, properly packaged and with suitable shipping documents.

2. Freight Charges. Unless otherwise provided in an order, freight charges for Goods from the SELLER to the Distribution Centers shall be for SELLER’s account. Prices quoted to PANERA include all freight charges.

3. Warranty. In addition to its standard warranty or warranty policy, SELLER warrants that it has good and merchantable title to all Goods and that the Goods shall be free and clear of all liens and encumbrances, shall not infringe or contribute to infringement of any patent, copyright, trademark or trade secret rights of any third party, shall be free from any defects in design, material or workmanship and of good and merchantable quality, shall conform to Specifications set forth in this Agreement, shall be fit for the known purposes for which purchased hereunder, and shall comply and have been produced, processed and delivered, in conformity with the requirements of all applicable laws, rules, regulations and orders. This warranty is provided for the benefit of PANERA and the Panera Distributors.

4. Indemnity. SELLER shall indemnify, defend and hold harmless PANERA, Panera’s Distributors and their respective Affiliates from and against all liability, loss, damage, cost and expense (including reasonable attorneys’ fees) caused by, arising out of or resulting from any breach of any warranty made by SELLER under this Agreement or otherwise with respect to the Goods. SELLER shall also indemnify, defend and hold harmless PANERA, Panera’s Distributors and their respective Affiliates, against all liability, loss, damage, cost and expense (including reasonable attorneys’ fees) caused by, arising out of or resulting from any defect in any of the Goods or any act or omission of SELLER or those acting under it.

5. Taxes. The purchaser of any Goods shall be responsible for and shall pay directly or reimburse SELLER, as the case may be, for any sales, use or transfer taxes, or other similar taxes, fees or charges that are incurred or become payable on account of the existence of this Agreement or the purchase and sale of Goods ordered hereunder, excluding taxes, fees or charges based on the net income of SELLER.

6. Assignment. Except as hereinafter provided, neither PANERA, nor SELLER may sell, assign, transfer, pledge, lease, license, sublicense, delegate, or in any way or manner encumber or dispose of this Agreement, any of its rights or obligations hereunder, either in whole or in part, nor shall said rights or obligations pass by operation of law or in any other manner without the prior written consent of the other party, which consent may be withheld in such party’s sole and absolute discretion. If this Agreement is in any way assigned or transferred as aforesaid, then this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. However, notwithstanding the foregoing, PANERA shall be permitted to assign all of its rights and obligations under this Agreement to an Affiliate at any time during the Term of this Agreement.

7. Confidential Information. For purposes of this Agreement, the term “Confidential Information” shall mean (i) all financial and sales information of PANERA, whether or not marked or identified as confidential, including financial statements, projections, budgets, and names of investors, (ii) other strategic business, marketing, sales, and financial information relating to the business, whether or not marked or identified as confidential, including business plans, marketing strategy, wholesale sales strategy, and retail production requirements, (iii) recipes, formulas, specifications and processes used in the production of one or more special, unique PANERA products and slogans, designs, graphics, product names and other promotional materials developed for PANERA’s use, and (iv) all other information which is marked by PANERA as confidential or, in the case of oral communications, which information is identified to be confidential at the time of such oral communications. SELLER shall keep or hold confidential, and shall require its respective employees, agents, attorneys, independent accountants, intermediaries or consultants and representatives (“Employees and Representatives”) to keep and hold as confidential, any and all Confidential Information received pursuant to this Agreement, unless disclosure is required by law, by terms of a subpoena or other order issued by a court of competent jurisdiction or by a government agency. SELLER shall not disclose any Confidential Information to third parties or to any of its Employees and Representatives who do not have a need to know it, and SELLER may not use (or permit to be used) any Confidential Information except for the purposes specified in this Agreement.

SELLER shall promptly deliver or cause to be delivered to PANERA, after termination of this Agreement, any documents containing Confidential information and any copies thereof which SELLER (or others to whom SELLER has disclosed the same hereunder whether authorized hereby or not) may have, and shall permanently erase or cause to be erased all Confidential Information from any computer memory or storage.

The term “Confidential Information” does not include any information which (i) at the time of disclosure or thereafter is generally available to or known by the public (other than as a result of the acts by you or your representatives in breach of this agreement), (ii) was available to you on a non-confidential basis from a source other than PANERA or its advisors, provided that such source is not and was not bound by a confidentiality agreement with PANERA or (iii) has been independently acquired or developed by the SELLER without violating any of your obligations under this Agreement.

The parties agree that in the event of a breach of this confidentiality and non-disclosure provision, in addition to any other remedies available to it, PANERA shall be entitled to an injunction prohibiting any such breach. In this regard, the parties acknowledge that Confidential Information is a valuable and unique asset of PANERA and that disclosure In breach of this confidentiality and non-disclosure provision will result in irreparable and substantial injury to PANERA.

All criteria and requirements listed in this section shall be included in all of SELLER’s subcontracts, purchase orders and work orders and SELLER will take such action as the PANERA may direct as a means of enforcing such provisions.

8. Environmental Compliance. With respect to transactions, if any, under this Agreement and facilities of SELLER, SELLER warrants as follows:

A.	No facility to be utilized by SELLER in the performance of this Agreement is listed on the U.S. Environmental Protection Agency list of violating facilities.

B.	Prompt written notification shall be given by SELLER to PANERA of any communication indicating that any facility of SELLER is under consideration to be included on such list.

C.	All facilities of SELLER shall be in compliance with all federal, state and local laws with respect to environmental requirements.

All criteria and requirements listed above shall be included in all of SELLER’s subcontracts, purchase orders and work orders and SELLER will take such action as the government may direct as a means of enforcing such provisions.

9. Survival of Terms. The terms, provisions, representations and warranties contained in this Agreement that by their context are intended to survive the performance and termination of this Agreement, including, without limitation, the making of any and all payments due hereunder, the warranties contained herein and the confidentiality and non disclosure provisions hereof, shall survive the performance and termination of this Agreement and remain in full force and effect.

10. Entire Agreement; Amendment. This Agreement, together with all attached exhibits, constitutes the complete agreement of the parties with respect to its subject matter. This Agreement supersedes and replaces all previous communications, representations or agreements, either oral or written between the parties. No modification, alteration or amendment of this Agreement shall be effective unless in writing and signed by duly authorized representatives of both parties.

11. Non Waiver. No waiver by a party of any default in or breach of any provision of this Agreement by the other party shall constitute a waiver of prior, concurrent or subsequent defaults in or breaches of the same or any other provisions hereof, and no waiver by any party shall be effective unless in writing and signed by an authorized representative of the waiving party.

12. Severability. In the event that any provision of this Agreement shall be held illegal or otherwise unenforceable, this Agreement shall not be deemed void or voidable, but such provision shall be severed and the balance of the Agreement shall continue in full force and effect.

13. Governing Law. This Agreement and all transactions hereunder shall be governed by and construed in accordance with the laws of the State of Missouri, United States of America. Each party hereto consents to the exclusive jurisdiction of either the Circuit Court of Saint Louis County, Missouri or the United States District Court for the Eastern Division of the Eastern District of Missouri for purposes of any action brought under or as a result of a breach of this Agreement, and they each waive any objection thereto. The parties hereto each further consent and agree that the venue of any action brought under or as a result of breach of this Agreement shall be proper in either of the above-named courts and that each waives any objection thereto.

14. Force Majeure. PANERA, Panera’s Distributors and SELLER respectively shall not be liable for any default or delay in performance if caused, directly or indirectly, by fire, floods, accidents, acts of God, war or acts of war, strikes, national emergency, lockouts, slowdowns, picketing or other labor controversies, sabotage, riots, civil commotions, transportation stoppages, action or request or restrictions of any government or governmental authority, or any other happening or contingency beyond the reasonable control and without fault of the defaulting or delaying party, whether or not of a kind hereinbefore specified (“Force Majeure”). If performance by a party is made impossible due to Force Majeure the affected party may, for the duration of such Force Majeure, suspend performance under this Agreement and rescind the unexecuted portion of this Agreement. The party affected by Force Majeure shall promptly give the other party oral or written notice of such event as soon as practicable thereafter and in any event within forty-eight (48) hours after the occurrence of the event of Force Majeure. In the event that a condition of Force Majeure exists for a period of three (3) calendar days from the date of initial notice (or if there is a failure to give notice, then within five (5) calendar days from the date of the occurrence of the event of Force Majeure), then either party may immediately terminate this Agreement and all rights and obligations hereunder shall cease upon such termination.

15. Relationship of Parties. The relationship between the parties shall be that of independent contractors, and nothing contained in this Agreement shall create the relationship of principal and agent or otherwise permit either party to incur any debts or liabilities or obligations on behalf of the other party (except as specifically provided herein).

16. Headings. Headings used in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation hereof.

17. Attorneys Fees. Each party agrees to pay the other’s reasonable attorneys’ fees and costs of litigation if the original party, for any cause whatsoever, brings suit against the other party and the other party is finally adjudicated not to have liability.

18. Insurance. PANERA and SELLER shall maintain Comprehensive General Liability Insurance and/or Excess Liability Insurance, all including Products Liability Insurance, Contractual Liability Insurance, and Business Interruption Insurance and all including the other party as an additional insured (with no liability for premium payments) during the Term of this Agreement with limits of liability as set forth in Schedule VII. SELLER shall also include Panera Distributors as an additional insured (with no liability for premium payments) during the Term of this Agreement. PANERA or SELLER shall submit a certificate of insurance evidencing the coverage required by this Agreement within thirty (30) days of a request. Such insurance shall be with companies with an A.M. Best rating of “A-” or better and shall provide that it may not be canceled or materially changed except upon a minimum thirty (30) days prior written notice to any named additional insured.

END

EXHIBIT 1—PHOTOGRAPHER RELEASE FORM

PHOTOGRAPHER RELEASE FORM

I,                                                                                                hereby authorize Jones Soda Co. to use my photograph(s) for the Signature Series “Panera Bread” custom bottling program.

By signing this form, I agree that Jones Soda Co. will credit my photograph(s) with my name, when the photograph(s) are used. Credit will show as follows:

“PHOTO NUMBER, NAME OF PHOTOGRAPHER, CITY, STATE”

(Printed vertically, in upper case letters, at the bottom left of the photograph(s). The current type size is approximately 1/16” of an inch in height. This format may change.)

I agree that there are to be no fees, commissions or royalties paid to me for the use of the photograph(s).

I understand that all submissions will be destroyed after one (1) year.

Jones Soda Co. is not responsible for lost or damaged photos.

NAME

ADDRESS

CITY                                                               STATE                                                                                    ZIP

Email

PHONE

SIGNATURE

DATE

EXHIBIT 2—MODEL RELEASE FORM